UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2007

Utah Medical Products, Inc.
(Exact name of registrant as specified in its charter)

UTAH	000-11178	87-0342734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7043 South 300 West Midvale, Utah	84047
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (801) 566-1200

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(d) The election of Dr. James H. Beeson as a director of the Company was effective February 21, 2007. There was no arrangement or understanding between Dr. Beeson and any other person pursuant to which he was selected as a Director. Dr. Beeson will serve on the Compensation and Option, Audit and Nominating Committees of the Board. There have been no reportable transactions between Dr. Beeson and the Company under Item 404(a) of Regulation S-K. A copy of the press release announcing Dr. Beeson's appointment is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated February 22, 2007

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Utah Medical Products, Inc. (Registrant)
February 22, 2007 (Date)	/s/ KEVIN L. CORNWELL Kevin L. Cornwell CEO

Exhibit Index
99.1	Press release dated February 22, 2007